WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.



                                                  Exhibit 27, Form 10-K
                                                  Kansas City Life
                                                  Insurance Company


<ARTICLE>                                           7
<CIK>                              0000054473
<NAME>                        Kansas City Life Insurance Company
<MULTIPLIER>                                   1,000


<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   DEC-31-1999
<DEBT-HELD-FOR-SALE>                             1,999,215<F1>
<DEBT-CARRYING-VALUE>                              107,606<F2>
<DEBT-MARKET-VALUE>                                107,570<F2>
<EQUITIES>                                         115,968<F3>
<MORTGAGE>                                         340,704
<REAL-ESTATE>                                       79,347<F4>
<TOTAL-INVEST>                                   2,761,361
<CASH>                                              41,735
<RECOVER-REINSURE>                                 123,724
<DEFERRED-ACQUISITION>                             236,370
<TOTAL-ASSETS>                                   3,621,284
<POLICY-LOSSES>                                    829,556
<UNEARNED-PREMIUMS>                                      0
<POLICY-OTHER>                                      34,721
<POLICY-HOLDER-FUNDS>                            1,841,331<F5>
<NOTES-PAYABLE>                                     69,500
<PREFERRED-MANDATORY>                                    0
<PREFERRED>                                              0
<COMMON>                                            23,121
<OTHER-SE>                                         470,684
<TOTAL-LIABILITY-AND-EQUITY>                     3,621,284
<PREMIUMS>                                         146,722
<INVESTMENT-INCOME>                                202,003
<INVESTMENT-GAINS>                                   2,860
<OTHER-INCOME>                                     122,829
<BENEFITS>                                         281,172
<UNDERWRITING-AMORTIZATION>                         31,261
<UNDERWRITING-OTHER>                                 8,695<F6>
<INCOME-PRETAX>                                     64,063
<INCOME-TAX>                                        19,018
<INCOME-CONTINUING>                                 45,045
<DISCONTINUED>                                           0
<EXTRAORDINARY>                                          0
<CHANGES>                                                0
<NET-INCOME>                                        45,045
<EPS-BASIC>                                           3.66
<EPS-DILUTED>                                         3.66
<RESERVE-OPEN>                                           0
<PROVISION-CURRENT>                                      0
<PROVISION-PRIOR>                                        0
<PAYMENTS-CURRENT>                                       0
<PAYMENTS-PRIOR>                                         0
<RESERVE-CLOSE>                                          0
<CUMULATIVE-DEFICIENCY>                                  0




Footnotes:
<F1> Debt securities held for sale represent FASB 115 available for sale fixed maturity securities reported on a current value basis, and do not include trading securities or securities held to maturity.

<F2> Debt securities represent FASB 115 held to maturity fixed maturity securities, and do not include trading securities or securities available for sale.

<F3> Equity securities include equity securities that are available for sale under FASB 115.

<F4> Real Estate includes real estate joint ventures.

<F5> Policyholder funds include accumulated contract values as defined by FASB
     97, dividend and coupon accumulations and other policyowner funds.

<F6> Underwriting expenses - other represent amortization of the value of purchased insurance in force.


